UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 16, 2003


                       UNITED FINANCIAL MORTGAGE CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             ILLINOIS                001-14127              36-3440533
 -------------------------------    -----------         -------------------
 (State or other jurisdiction of    Commission           (I.R.S. Employer
         incorporation)             File Number         Identification No.)

          815 Commerce Drive,  Suite 100, Oak Brook, Illinois 60523

                   (Address of principal executive offices)
          ---------------------------------------------------------

      Registrant's telephone number, including area code: (630) 571-7222

                               Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

  Item 12.  Results of Operation and Financial Condition.

      On September 16, 2003, United Financial Mortgage Corp. (the "Company") issued a press release regarding the Company's earnings for the quarter ended July 31, 2003. A copy of the press release is attached hereto as
 Exhibit 99.1.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    United Financial Mortgage Corp.

 September 18, 2003                 /s/ Steve Y. Khoshabe
                                    -------------------------------------
                                    Steve Y. Khoshabe
                                    President and Chief Executive Officer